# ICF Investor Presentation

## Sidoti & Co. Fall 2020 Investor Conference

September 23, 2020

ICF

## Cautionary Statement

Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events, or performances are forward-looking statements within the meaning of the federal securities laws. Our actual results may differ materially from those expressed in any forward-looking statements made by us. All statements made by us in this presentation are qualified in all respects by the information disclosed in our filings with the Securities and Exchange Commission and specifically, the risks described therein under the heading "Risk Factors". We are under no duty to update or revise any forward-looking statements pursuant to actual results or events, and do not intend to do so.

# ICF: A professional + technology services firm

Serve a roster of government clients with social + environmental missions, energy utilities + commercial clients

Leverage deep domain expertise to achieve superior results for clients

Deliver strong cross-cutting capabilities in technology + engagement

Benefit from visibility of a substantial backlog + growth profile of commercial revenues

A growth platform combining organic initiatives + acquisitions

# Synergy in markets + capabilities



Advisory + Strategy
Program Management
Technology, Analytics + Engagement
Energy, Environment + Infrastructure
44%
Health + Social Programs
40%
Consumer + Financial
8%
Safety + Security
8%

ICF's work across core service areas including climate, energy efficiency, disaster management, public health and social programs addresses environmental and social issues

TTM through June 30, 2020

# Track record of strong revenue + EPS growth

↑

**Revenue:**
**5-year CAGR**
**7.1%**

↑

**GAAP EPS:**
**5-year CAGR**
**12.4%**

# YTD COVID-19 impacts

**~90% of ICF's business proceeding apace**

International government events work postponed

Commercial marketing work for certain clients cancelled or postponed

**ICF has contract vehicles in all federal agencies actively involved in handling COVID-19 crisis**

Plus-ups and new contracts awarded by US federal government clients in **Response Phase**

Project to understand the virus and how it spreads, assist in communicating with healthcare professionals and general public

# COVID-19 opportunities: Recovery + Reinvent Phases

Increased spending on public health

Modernization of disease surveillance systems

Guidelines for government roles and responsibilities in a pandemic

Evaluation of hospital surge capacity

Management of national stockpile of vaccines and medical equipment

**ICF is recognized for deep domain expertise in public health and its expanded IT modernization capabilities**

# ITG acquisition

ITG is a unique IT consulting firm delivering application modernization and business transformation for U.S. federal government clients

## Key business statistics

**$90M**
2019 Revenue

**+$100M**
revenue run-rate

**92%**
prime contract revenue

**> EBITDA**
margin than ICF's

**350**
Digital transformation consultants

**65+**
CSM & SAFe certifications

## Key tech partners

servicenow, aws, Appian, MuleSoft, salesforce

## Representative systems ITG builds

- Case Management
- Purchasing + Acquisitions
- Grants Management
- Asset Management
- Contract Writing
- Content Management
- Financial Management
- Audit Tracking
- Inspections
- Workforce Management
- Healthcare Compliance
- Emergency Management

# Meaningful joint growth opportunities

ICF's Domain Expertise + Client Relationships

ICF's Robust Business Development Engine

ICF's Best-in-Class Contract Vehicles

Selective Insourcing

ITG's Qualifications

ITG brings a substantial business development pipeline + a backlog that provides visibility

ICF has a large number of net new opportunities in its pipeline for which ITG enhances our win potential

Combination of ICF's deep domain expertise and broad client base with ITG's IT modernization skills will allow us to identify "new-new" opportunities

Opportunity also exists to bring inhouse the revenues historically subcontracted out by ITG

# Catalysts for long-term organic growth

## Federal Government

- Civilian agency spending
- Public health
- IT modernization
- Citizen engagement

## State + Local Government

- Disaster management: recovery + mitigation
- Infrastructure spending

## Electric Utilities

- Energy efficiency outsourcing in California
- Distributed energy resources
- Resilience planning

## Digital Transformation

- Personalization/loyalty platforms
- Data convergence
- Data analytics
- CRM systems

# ICF culture: a source of competitive advantage

## Purpose

To build a more prosperous and resilient world for all.

## Values

Interact with integrity

Bring your passion

Embrace differences

Challenge assumptions

Work together

Be greater than

# We serve a roster of government clients, energy utilities + commercial clients*

>80% of revenues from government clients + energy utility clients

Provides significant opportunities for expansion


US Federal
41%
US State + Local
18%
Non-US Government
7%
Commercial
34%**

*TTM through June 30, 2020

**Energy utilities, commercial marketing, + other

# We work with a broad array of government clients

Government revenues 66% of total revenues*

US federal revenues primarily from civilian agencies


DHHS 16%
DOD 6%
DOS 5%
EPA 2%
DOT 1%
DOJ 1%
HUD 1%
Other Fed 9%
Non-US Government 7%
US State + Local 18%
Commercial 34%**

*TTM through June 30, 2020

**Energy utilities, commercial marketing, + other

# Utility industry clients

**Energy efficiency programs for utilities: State-mandated**

**Utility transformation: distributed energy + grid modernization**

**Majority long-term contracts**

ICF next

# ICF's go-to-market brand for digital transformation services

Technology

Analytics

Engagement

Strategy

Loyalty

Combines creativity of an agency with deep domain expertise of a consultancy

Designs solutions that drive real participation with customers, citizens, colleagues

Built specifically to realize the benefits of an integrated model

# At ICF, our business, environmental + social responsibilities are intertwined.

We create impact through our client work...

$650M+ revenue from services supporting health, education, development, and social justice programs

$550M+ revenue from services supporting energy saving, carbon reduction, and natural resource protection programs

# ...and in the way we operate

Minimizing our carbon footprint—net zero carbon status since 2006

Investing in the communities where we work and live

Ensuring value through governance—corporate policies and structure help us operate ethically and in compliance with the law

# Corporate citizenship performance highlights of 2019

| | | | | |
|---|---|---|---|---|
| Investing in our people | **Provided opportunities for all employees to develop and advance.** | **Leadership**<br>**53%** female leaders<br>**33%** female board members* | **Pay equity**<br>no pay disparity across gender and race in the same roles, based on an external audit | **Low turnover**<br>**15.4%**<br>as compared to 19.2% benchmark |
| Making a sustainable commitment | **Made progress on our carbon reduction goal and remained carbon neutral.** | **100%**<br>net renewable electricity for global operations via renewable energy certificates | **31%**<br>reduction in greenhouse gas emissions per employee since 2013 baseline | **Zero**<br>net zero carbon status since 2006 due to investments in high-quality carbon offsets |
| Supporting important causes | **Donated to causes important to our employees and communities.** | **$433,500**<br>corporate cash donations | **$200,000**<br>employee contributions through our giving program | **1 to 1**<br>ICF matched employee donations |

Recognition

**Climate Leadership:** recognized by CDP (global environmental disclosure system) as a corporate pioneer against climate change, scoring A-

**MarCom Awards 2019:** 2 gold awards for corporate citizenship reporting

Data from ICF's 2019 Corporate Citizenship Report
*as of September 2020

# Drivers of long-standing client relationships

Institutional memory of government + utility programs

Workforce of long-time industry experts

Long-term contract vehicles with government + utility clients

Proprietary IP/loyalty programs

# Financial Performance

# Track record of consistent revenue + earnings growth



Revenue ($ Millions)
$1,050
$1,132
$1,185
$1,229
$1,338
$1,479
7.1% 5 yr. CAGR
2014
2015
2016
2017
2018
2019



EPS
GAAP EPS
Non-GAAP Adj.*
$2.51
$2.00
$2.64
$2.00
$2.87
$2.40
$3.27
$3.02
$3.73
$3.18
$4.15
$3.59
10.6% 5 yr. CAGR -- Non-GAAP
2014
2015
2016
2017 **
2018
2019

*Non-GAAP EPS: GAAP EPS plus tax-affected impact of acquisition-related charges, special charges, and amortization of intangibles

**2017 Non-GAAP EPS excludes the one-time benefit of a Deferred Tax Liability (DTL) revaluation for 2017, as a result of the 2017 Tax Reform Act

# 2020 guidance

| | |
|---|---|
| **Revenue** | $1.450B - $1.510B |
| **GAAP EPS** | $2.85 - $3.15* |
| **Non-GAAP EPS** | $3.50 - $3.80 |
| **EBITDA** | $126M - $136M |
| **Operating Cash Flow** | ~$110M |

Assumes no material new revenues in H2 associated with COVID-19 opportunities or other meaningful opportunities in our pipeline

* Exclusive of special charges

# Q2 2020 performance

Q2 2020 service revenue of $261.2M up 3.5% vs. Q2 2019 H1 2020 service revenue of $516.6M up 4.6% vs. H1 2019

YTD performance supports our FY guidance

## Revenue ($ Millions)*



$366.7
$354.0
$708.0
$712.2
Q2 2019
Q2 2020
YTD 2019
YTD 2020

## EPS*



$0.97
$0.89
$1.85
$1.71
$0.76
$0.72
$1.56
$1.27
Q2 2019
Q2 2020
YTD 2019
YTD 2020
GAAP EPS
Non-GAAP EPS

*Based on Q2 2020 financial performance released on August 4, 2020

Non-GAAP EPS: GAAP EPS plus tax-affected impact of acquisition-related charges, special charges, and amortization of intangibles

## Contract Awards ($ Millions)*

**Book-to-Bill Ratio (TTM)**

Q2 2019 **1.15** Q2 2020 **1.00**



$403
$282
$692
$639
Q2 2019
Q2 2020
YTD 2019
YTD 2020

*Based on Q2 2020 financial performance released on August 4, 2020

## Backlog ($ Billions)*

Q2 2020 backlog does not include $250M+ of award notices expected to be included in Q3 contract awards



Funded
Unfunded
$2.4
$1.3
$1.1
$2.4
$1.1
$1.3
Q2 2019
Q2 2020

# Pipeline ($B)



$4.3
$4.2
$4.4
$5.7
$5.5
$5.8
$6.4
$6.3
$6.5
$6.5
$6.8
$7.1
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19
Q4-19
Q1-20
Q2-20

**Record pipeline at end of Q2 2020 includes over $4 billion of federal government opportunities**

# Operating cash flow, 2015 - 2020



$M
Dividends
Debt Repayment + Other
Share Repurchase
CAPEX
$76.3
$36.4
$23.9
$16.0
$80.1
$51.5
$10.8
$17.8
$117.2
$70.2
$27.7
$19.3
$74.7
$7.9
$30.0
$11.3
$25.5
$91.4
$10.5
$31.9
$20.5
$28.5
$110.0
2015
2016
2017
2018
2019
2020 GUIDANCE*

| | 2015 | 2016 | 2017 | 2018 | 2019 |
|---|---|---|---|---|---|
| Net Debt | $303.8 | $253.3 | $194.4 | $188.7 | $159.0 |
| Debt/ EBITDA** | 2.64x | 2.15x | 1.73x | 1.57x | 1.17x |

*Based on Q2 2020 financial performance released on August 4, 2020

**As defined by banking agreement

# In summary — ICF

**Distinctive expertise in high-growth sectors of government, energy utility industry + digital transformation**

**Established long-term client and contract relationships + substantial contract backlog**

**Strong environmental, social, + governance performance— internally + for clients**

**All leading to substantial organic growth opportunities + the potential for accretive acquisitions**

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**About ICF**

ICF (NASDAQ:ICFI) is a global consulting and digital services company with over 7,000 full- and part-time employees, but we are not your typical consultants. At ICF, business analysts and policy specialists work together with digital strategists, data scientists and creatives. We combine unmatched industry expertise with cutting-edge engagement capabilities to help organizations solve their most complex challenges. Since 1969, public and private sector clients have worked with ICF to navigate change and shape the future. Learn more at **icf.com**.